Income taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(in thousands)	2014	2015	2016
Current income tax expense (benefit):
Germany	€628	€(1,032)	€11,405
Other countries	43	158	103
Current income tax expense (benefit)	671	(874)	11,508
Deferred income tax (benefit) expense:
Germany	(9,315)	(10,444)	(4,838)
Other countries	—	—	—
Deferred income tax (benefit) expense	(9,315)	(10,444)	(4,838)
Income tax expense (benefit)	€(8,644)	€(11,318)	€6,670

Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income (loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(in thousands)	2014	2015	2016
Germany	€(32,033)	€(50,446)	€(32,985)
Other countries	293	(238)	(11,736)
Income (loss) before income taxes	€(31,740)	€(50,684)	€(44,721)

A reconciliation of amounts computed by applying the German statutory income tax rate to income from continuing operations before income taxes to total income tax expense (benefit) is as follows:

	Year ended December 31,
(in thousands)	2014	2015	2016
Income (loss) before income taxes	€(31,740)	€(50,684)	€(44,721)
Income tax expense at German tax rate (31.23%)	(9,912)	(15,829)	(13,964)
Foreign rate differential	(11)	34	219
Expected tax expense (benefit)	(9,923)	(15,795)	(13,745)
Tax effect from:
Non-deductible share-based compensation	744	4,409	16,875
Non-deductible corporate costs	470	882	1,306
Changes in uncertain tax positions	—	(1,666)	—
Movement in valuation allowance	—	98	1,921
Other differences	65	754	313
Income tax expense (benefit)	€(8,644)	€(11,318)	€6,670

Our effective tax rate was 27.2% in 2014, 22.3% in 2015 and (14.9)% in 2016. This is due to non-deductible share-based compensation of (pre-tax) €2.4 million in 2014, €14.1 million in 2015 and €53.7 million in 2016. Furthermore, corporate costs were pushed down from Expedia (pre-tax) €1.5 million for 2014, €2.8 million for 2015 and €4.2 million for 2016, which are non-deductible for tax purposes. Additional details on the movement in valuation allowance and changes in uncertain tax positions are included below.
Other differences relate to one-off items during the year. In 2015, €520 thousand of the total €852 thousand was related to the non-tax deductible expense for the release of a contingent asset at the level of trivago GmbH. The remainder of the other differences amount in 2015 and 2016 relate to various small non-deductible expenses at the level of trivago GmbH.
Uncertain tax positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
(in thousands)	2014	2015	2016
Balance, beginning of year	€1,545	€1,666	€—
Reductions due to lapsed statute of limitations during current year		(1,666)	—
Interest and penalties	121	—	—
Balance, end of year	€1,666	€—	€—

In 2013, an uncertain tax position was provided for related to the deductibility of certain compensation payments in 2010 and 2011. In 2015, a tax audit was finalized for the years 2009 through to 2012. This resulted in a full release of the uncertain tax position. There are no uncertain tax positions provided for in 2016.
Deferred income taxes
As of December 31, 2015 and 2016, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(in thousands)	2015	2016
Deferred tax assets:
Prepaid expense and other current assets	€683	€1,285
Accounts payable, other	456	5
Net operating loss and tax credit carryforwards	110	3,566
Other	750	1,331
Total deferred tax assets	1,998	6,187
Less valuation allowance	(98)	(3,550)
Net deferred tax assets	1,900	2,637
Deferred tax liabilities:
Intangible assets, net	59,301	54,972
Property and equipment	594	812
Other	—	9
Total deferred tax liabilities	59,894	55,793
Net deferred tax asset/(liability)	€(57,994)	€(53,156)

As of December 31, 2016, we had net operating loss carryforwards (“NOLs”) for a tax-effected amount of approximately €3.6 million. The tax-effected NOL carryforwards increased from the amount recorded as of December 31, 2015 primarily due to pre-tax losses at the level of the trivago N.V. (€3.2 million) and myhotelshop Germany (€0.4 million). trivago N.V. is a Dutch company, however has its tax residency in Germany. If not utilized, the tax-effected NOL carryforwards of €3.6 million may be carried forward indefinitely.
As of December 31, 2016, we had a valuation allowance for a tax-effected amount of approximately €3.6 million related to the NOL carryforwards for which it is more likely than not the tax benefit will not be realized. The tax-effected valuation allowance increased by €3.5 million from the amount recorded as of December 31, 2015. Of the €3.5 million increase in tax-effected valuation allowance, €1.6 million is related to tax losses which have arisen as part of the IPO in 2016 and which were included directly in equity. If recognized, the total amount of €3.6 million unrecognized tax benefits would impact the effective tax rate, that is the unrecognized tax benefits would affect (if recognized) the tax provision within continuing operations.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was insignificant (below €0.1 million) as of December 31, 2016 and therefore we have not provided for deferred income taxes on this taxable temporary difference. In the event we distribute such earnings in the form of dividends or otherwise, these would be tax exempt for all investments located in Europe. Any capital gains on the sale of participations would be 95% exempt under German tax law.
The Company is subject to audit by federal, state, local and foreign income tax authorities. The German tax authorities have finalized their tax audit of trivago’s German federal income tax returns for the periods ended December 31, 2009 through December 31 2012 and no material corrections were identified. Currently, there are no tax returns for trivago or subsidiaries under audit. As of December 31, 2016, for trivago and its subsidiaries, statute of limitations for tax years 2013 through 2016 remain open to examination by German tax authorities.